Exhibit 10.1
[***] indicates certain identified information has been excluded because it is both (a) not material and (b) would be competitively harmful if publicly disclosed.
CHANGE ORDER

THERMAL OXIDIZER BURNER RETROFIT KITS

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00121 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 05-May-2026

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner, Contractor’s scope of work is revised as follows.

2.Contractor will work with Zeeco to revise the thermal oxidizer burner design to improve the ability to control the quench air damper and adopt the new burner design from Train 5 into Trains 1, 2, 3, 4, 6, and 7. For greater clarity the scope of this Change Order will not be deemed a pre-requisite for achieving Substantial Completion of Train 6 or Train 7.

3.This change order covers material only and Contractor will address the labor costs to swap burners for all seven (7) trains and material for Train 5 (for greater clarity Train 5 burner is installed and turned over with Train 5 Substantial Completion).

4.Revision to Train 8 and Train 9 burners are not addressed in this Change Order.

5.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

6.Schedule C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ……………………………………………………..................	$5,484,000,000
2. Net change by previously authorized Change Order (# CO-00001 – CO-00120)…….……....	$568,794,467
3. The Contract Price prior to this Change Order was ………………………………………........	$6,052,794,467
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of ...	$ [***]
5. The Aggregate Labor and Skills Price will be (unchanged) by this Change Order in the amount of .....................................................................................................................................	$ [***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ……………………………………………………………………………......	$ [***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..……………………………………………………………………….	$ [***]
8. The new Contract Price including this Change Order will be ………………………………….	$6,053,365,316

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes, see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: Yes

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis.

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: MDR Contractor IS Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ Ian Swanbeck

Name: Ian Swanbeck
Title: Vice President, Project Execution

BECHTEL ENERGY INC.

By: /s/ Maurissa Douglas Rogers

Name: Maurissa Douglas Rogers

Title: Cheniere Program Manager and Senior Vice President

CHANGE ORDER

INSTALLATION OF BACKING RINGS ON FLANGES

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00122 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 15-Jun-2026

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”), the Parties agree to revise the scope of work as follows.

2.In order to resolve warranty item (Owner warranty item # CCL-2025-00399 / Contractor warranty item # CCL3-WC-0056-Rev. 2), Contractor agrees for Owner to install backing rings on certain flanges. Contractor agrees to budgetary transfer of $[***] from Contractor to Owner.

3.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

4.Schedule C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ……………………………………………………..................	$5,484,000,000
2. Net change by previously authorized Change Order (# CO-00001 – CO-00121)…….……....	$569,365,316
3. The Contract Price prior to this Change Order was ………………………………………........	$6,053,365,316
4. The Aggregate Equipment Price will be (reduced) by this Change Order in the amount of ......	$ [***]
5. The Aggregate Labor and Skills Price will be (unchanged) by this Change Order in the amount of .....................................................................................................................................	$ [***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ……………………………………………………………………………......	$ [***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..……………………………………………………………………….	$ [***]
8. The new Contract Price including this Change Order will be ………………………………….	$6,052,867,074

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes, see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: Yes

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis.

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: MDR Contractor IS Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ Ian Swanbeck

Name: Ian Swanbeck
Title: Vice President, Project Execution

BECHTEL ENERGY INC.

By: /s/ Maurissa Douglas Rogers

Name: Maurissa Douglas Rogers

Title: Cheniere Program Manager and Senior Vice President

CHANGE ORDER

REVISED EXHIBIT Z-2 (PRAIRIE TRACT LAYDOWN, PRAIRIE PARKING TRACT, LAKE DRESSEN)

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00123 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 12-Jun-2026

The Agreement between the Parties listed above is changed as follows:

1.Capitalized terms used in this change order have the meanings ascribed in the Agreement.

2.Whereas Owner desires to utilize the following tracts of Supporting Real Estate:

a.A tract of Supporting Real Estate referred to in Exhibit Z-2 (“Supporting Real Estate Boundary Drawing”) as “Map Item: 8 - Prairie Parking Tract”;

b.A tract of Supporting Real Estate referred to in Exhibit Z-2 as “Map Item: 29 – Lake Dressen”; and

c.A tract of Supporting Real Estate referred to in Exhibit Z-2 as “Map Item: 33 – Prairie Tract Laydown”.

3.Accordingly, the Parties agree to revise Exhibit Z-2 of the Agreement effective the date of execution of this Change Order and [***] cost.

4.Exhibit Z-2 of the Agreement is hereby replaced with the table in Annex 1 of this Change Order.

5.For greater clarity effective the execution date of this Change Order 00123, provision G.6 of Attachment Z of the Agreement (on page Z-4) is deleted in its entirety, and replaced with “Reserved.”

6.For greater clarity effective the execution date of this Change Order 00123, provision G.15 of Attachment Z of the Agreement (on page Z-6) is deleted in its entirety, and replaced with “Reserved.”

7.For greater clarity effective the execution date of this Change Order 00123, provision G.16 of Attachment Z of the Agreement (on page Z-6) is deleted in its entirety, and replaced with “Contractor shall not deposit soil, materials, or waste on the Prairie Tract (including bauxite residue or soils mixed with bauxite residue or dredge spoil mixed with bauxite residue). All such soils and materials previously deposited by Contractor must be removed prior to Final Completion unless approved in writing by Owner.”

Adjustment to Contract Price
1. The original Contract Price was ……………………………………………………..................	$5,484,000,000
2. Net change by previously authorized Change Order (# CO-00001 – CO-00122)…….……....	$568,867,074
3. The Contract Price prior to this Change Order was ………………………………………........	$6,052,867,074
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of ................................................................................................................................................	$ [***]
5. The Aggregate Labor and Skills Price will be (unchanged) by this Change Order in the amount of ...................................................................................................................................	$ [***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ……………………………………………………………………………......	$ [***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..……………………………………………………………………….	$ [***]

8. The new Contract Price including this Change Order will be ………………………………….	$6,052,867,074

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes, see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: Yes

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis.

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: MDR Contractor IS Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ Ian Swanbeck

Name: Ian Swanbeck
Title: Vice President, Project Execution

BECHTEL ENERGY INC.

By: /s/ Maurissa Douglas Rogers

Name: Maurissa Douglas Rogers

Title: Cheniere Program Manager and Senior Vice President